UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 11, 2007
(Date of earliest event reported)
Federal-Mogul Corporation
(Exact Name of Registrant as specified in its Charter)
Michigan
(State or Other Jurisdiction of Incorporation)

1-1511	38-0533580
(Commission File Number)	(IRS Employer Identification Number)

26555 Northwestern Highway, Southfield, Michigan	48033
(Address of Principal Executive Offices)	(Zip Code)
(248) 354-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     As previously disclosed, Federal-Mogul Corporation, a Michigan corporation (the “Company”) and all of its wholly-owned United States subsidiaries (“U.S. subsidiaries”) filed voluntary petitions on October 1, 2001 for reorganization under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Also, as previously disclosed, on October 1, 2001, certain of the Company’s United Kingdom subsidiaries (together with the U.S. subsidiaries, the “Debtors and Debtors-in-Possession”) filed voluntary petitions for reorganization under the Bankruptcy Code with the Bankruptcy Court.
     Also as previously disclosed, on November 8, 2007, the Bankruptcy Court entered an Order (the “Confirmation Order”) confirming the Fourth Amended Joint Plan of Reorganization for Debtors and Debtors-in-Possession (as Modified) (the “Plan”) and entered Findings of Fact and Conclusions of Law regarding the Plan (the “Findings of Fact and Conclusions of Law”). Also, as previously disclosed, on November 14, 2007, the United States District Court for the District of Delaware entered an order affirming the Confirmation Order and the Findings of Fact and Conclusions of Law.
     Pursuant to the Plan, on December 11, 2007, the Company and New Federal-Mogul Corporation, a Delaware corporation (“Delaware Federal-Mogul”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company will merge with and into Delaware Federal-Mogul (the “Merger”) and whereupon (i) the separate corporate existence of the Company will cease, (ii) Delaware Federal-Mogul will be the surviving corporation and continue to be governed by the laws of the State of Delaware and (iii) Delaware Federal-Mogul will be renamed “Federal-Mogul Corporation.”
     Pursuant to the Merger Agreement, the Merger will become effective upon the effective date of the Plan and at such time as certificates of merger with respect to the Merger are duly filed (i) with the Secretary of State of the State of Delaware and (ii) with the Michigan Department of Labor & Economic Growth, Bureau of Commercial Services.
     A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 11, 2007, by and between the Company and Delaware Federal-Mogul

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

FEDERAL-MOGUL CORPORATION
Date: December 11, 2007	By:	/s/ Robert L. Katz
		Name:	Robert L. Katz
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of December 11, 2007, by and between the Company and Delaware Federal-Mogul

3